MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.

             Supplement dated July 30, 2002 to the Prospectus and
       Statement of Additional Information, each dated October 29, 2001

     As of July 31, 2002, the Fund invests, under normal circumstances, at least 80% of its net assets in securities of Smallcap Issuers. The definition of Smallcap Issuers appearing in the sidebar on page 3 of the Prospectus and in the third sentence on page 2 of the Statement of Additional Information is replaced with the following:

     Smallcap Issuers -- for the Fund, smallcap issuers typically have a total market capitalization, at the time of initial purchase, that is below the maximum market capitalization, over a 24-month rolling time period, of companies ranking in the bottom 10% (by market capitalization) of the Morgan Stanley Capital International (MSCI) World Index, a widely known broad-based market capitalization-weighted investment benchmark. This maximum market capitalization is updated monthly. If circumstances so dictate, the Fund may change such categorization to include companies with total market capitalization above that rolling 24-month maximum capitalization.



Code #   18187-1001SUP
         18186-1001SUP